SUPPLEMENT DATED APRIL 8, 2026
TO THE PROSPECTUS DATED FEBRUARY 1, 2026, as supplemented,
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectus (the “February 1 Combined Prospectus”) for VanEck ETF Trust (the “Trust”) regarding VanEck Alternative Asset Manager ETF, VanEck Biotech ETF, VanEck Digital Transformation ETF, VanEck Energy Income ETF, VanEck Environmental Services ETF, VanEck Fabless Semiconductor ETF, VanEck Gaming ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF, VanEck Robotics ETF, VanEck Semiconductor ETF and VanEck Video Gaming and eSports ETF (each, a “Fund”), each a series of the Trust. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective immediately, the shares of VanEck Gaming ETF (the “Gaming ETF”) are no longer offered through the February 1 Combined Prospectus and all references to the Gaming ETF are hereby deleted from the February 1 Combined Prospectus. Effective immediately, the shares of the Gaming ETF, which has been renamed VanEck Digital Native Economy ETF (the “Digital Native Economy ETF”), are offered through the separate Digital Native Economy ETF Prospectus dated April 8, 2026. The shares of each of VanEck Alternative Asset Manager ETF, VanEck Biotech ETF, VanEck Digital Transformation ETF, VanEck Energy Income ETF, VanEck Environmental Services ETF, VanEck Fabless Semiconductor ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF, VanEck Robotics ETF, VanEck Semiconductor ETF and VanEck Video Gaming and eSports ETF continue to be offered through the February 1 Combined Prospectus, as supplemented.

Please retain this supplement for future reference.